EXHIBIT 7.1


     This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of any unit investment trust sponsored by Matrix Capital Group, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.


                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, director or officer of Matrix Capital Group, Inc., a New York corporation, hereby constitutes and appoints Alex R. Meitzner and Christopher F. Anci, and each of them, provided that such person is employed by Matrix Capital Group, Inc., (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to any series of any unit investment trust sponsored Matrix Capital Group, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signed this 21st day of March, 2002.


                                                /s/ PETER N. MARRON
                                           -----------------------------
                                                  Peter N. Marron

                                                                    EXHIBIT 7.1


     This Power of Attorney is applicable only to registration statements, amendments to registration statements, applications for registration, applications for exemptive relief and similar or related documents pertaining to any series of any unit investment trust sponsored by Matrix Capital Group, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof.


                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, director or officer of Matrix Capital Group, Inc., a New York corporation, hereby constitutes and appoints Alex R. Meitzner, provided that such person is employed by Matrix Capital Group, Inc., his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 or on Forms N-8A or N-8B-2 under the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed and any and all applications for exemptive relief with respect to any series of any unit investment trust sponsored Matrix Capital Group, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof with any regulatory authority, federal or state, relating to the registration thereof, the issuance of units of fractional undivided interests in such unit investment trusts or any application for exemptive relief relating thereto, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

Signed this 21st day of March, 2002.


                                              /s/ CHRISTOPHER F. ANCI
                                           -----------------------------
                                                Christopher F. Anci